Exhibit 10.1
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”) dated as of April 7, 2008, by and among Devon Energy Corporation, a Delaware corporation (the “US Borrower”), Northstar Energy Corporation, a Nova Scotia unlimited company, and Devon Canada Corporation, a Nova Scotia unlimited company (the “Canadian Borrowers” and, together with the US Borrower, the “Borrowers”), Bank of America, N.A., individually and as administrative agent (the “Administrative Agent”), and the Lenders party to this Amendment.
WITNESSETH:
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement effective as of April 7, 2006 (as amended or supplemented to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrowers as therein provided; and
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the Loans which may hereafter be made by the Lenders to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.
     “Amendment” means this Fourth Amendment to the Original Agreement.
     “Credit Agreement” means the Original Agreement as amended hereby.
Fourth Amendment to Credit Agreement

ARTICLE II.
     § 2.1 Defined Terms. The following definition in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
     “Canadian L/C Issuer” means (i) Bank of America, (ii) The Bank of Nova Scotia, (iii) Royal Bank of Canada, but Royal Bank of Canada shall be a Canadian L/C Issuer only until all Canadian Letters of Credit issued by Royal Bank of Canada as of April 7, 2008 have expired or otherwise been terminated; or (iv) any other Canadian Lender that may issue Canadian Letters of Credit hereunder, as mutually agreed to by Administrative Agent and Canadian Borrowers and such Lender, in such Person’s capacity as issuer of Canadian Letters of Credit hereunder, or any successor issuer of Canadian Letters of Credit hereunder; provided that after April 7, 2008, Royal Bank of Canada shall have no obligation to issue any new Canadian Letter of Credit or to amend or extend any existing Canadian Letter of Credit.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     §3.1. Documents to be Delivered.
     (a) This Amendment shall become effective as of the date set forth in the introductory paragraph of this Amendment (the “Effective Date”) when the Administrative Agent shall have received all of the following, at the Administrative Agent’s office:
     (i) This Amendment duly executed and delivered by the Borrowers, the Administrative Agent and the Required Canadian Lenders.
     (ii) The Consent and Agreement attached hereto duly executed and delivered by Devon Financing, U.L.C.
     (iii) A Certificate of the US Borrower of even date herewith signed by a Responsible Officer of the US Borrower (i) certifying that Borrowers have taken all action necessary to authorize the execution and delivery of this Amendment and (ii) certifying that before and after giving effect to this Amendment, (A) the representations and warranties contained in Article IV of this Amendment, in Article VII of the Original Agreement and in the other Loan Documents made by it are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (B) no Default exists.
     (b) All commitment, facility, agency, and to the extent invoiced prior to the Effective Date, legal and other fees that are due on or before the date hereof and are required to be paid or reimbursed to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into shall have been paid.
     (c) The Bank of Nova Scotia Bank shall have become a Canadian Lender.
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ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     § 4.1. Representations and Warranties of the Borrowers. In order to induce each Lender to enter into this Amendment, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the US Borrower represents and warrants to each Lender with respect to all of the following matters that:
     (a) The representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
     (b) Each Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies and to perform its obligations under the Original Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.
     (c) The execution and delivery by each Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organization Documents of such Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon such Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness of such Borrower which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of such Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.
     (d) When duly executed and delivered, each of this Amendment and the Original Agreement (as amended by this Amendment) will be a legal and binding obligation of each Borrower, enforceable in accordance with its terms, except as limited by Debtor Relief Laws.
     (e) No Default exists on the Effective Date.
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ARTICLE V.
MISCELLANEOUS
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement, as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Original Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Agreement or any other Loan Document.
     § 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Original Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Loan Party under this Amendment and under the Original Agreement.
     § 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Agreement pertaining to Loan Documents apply hereto.
     § 5.4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.
     § 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.
     § 5.5. Ratification of Canadian Guaranty of Devon Energy Corporation. Devon Energy Corporation, a Delaware corporation, hereby (i) ratifies and confirms the Canadian Guaranty effective as of April 7, 2006 made by it for the benefit of the Administrative Agent and the Canadian Lenders, (ii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iii) agrees that such Canadian Guaranty shall remain in full force and effect.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DEVON ENERGY CORPORATION, as the US Borrower
By:	/s/ Jeffrey A. Agosta
	Name:	Jeffrey A. Agosta
	Title:	Vice President—Corporate Finance, Treasurer

NORTHSTAR ENERGY CORPORATION, as a Canadian Borrower
By:	/s/ Murray Brown
	Name:	Murray Brown
	Title:	Vice President, Land and General Counsel

DEVON CANADA CORPORATION, as a Canadian Borrower
By:	/s/ Paul F. Brereton
	Name:	Paul F. Brereton
	Title:	Vice President, Finance
Fourth Amendment to Credit Agreement

CONSENT AND AGREEMENT
     Devon Financing Corporation, U.L.C., a Nova Scotia unlimited company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty effective as of April 7, 2006 (the “Guaranty”) made by it for the benefit of the Administrative Agent and the Lenders, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty shall remain in full force and effect.

DEVON FINANCING CORPORATION, U.L.C.
By:	/s/ Jeffrey A. Agosta
	Name:	Jeffrey A. Agosta
	Title:	Vice President
Fourth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Renita Cummings
	Name:	Renita Cummings
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., by its Canada branch, as Administrative Agent
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

BANK OF AMERICA, N.A., by its Canada branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender
By:	/s/ Media Sales de Andrade
	Name:	Media Sales de Andrade
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Canadian L/C Issuer and a Canadian Lender
By:	/s/ Andrew Kellock
	Name:	Andrew Kellock
	Title:	Director

By:	/s/ Todd Kennedy
	Name:	Todd Kennedy
	Title:	Associate
Fourth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., Toronto Branch, as a Canadian Lender
By:
Name:
Title:

ABN AMRO BANK N.V., as a Canadian Lender
By:
Name:
Title:

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Lender
By:
Name:
Title:
Fourth Amendment to Credit Agreement

BNP PARIBAS (CANADA), as a Canadian Lender
By:
Name:
Title:

By:
Name:
Title:

CITIBANK N.A., CANADIAN BRANCH, as a Canadian Lender
By:	/s/ Niyousha Zarinpour
	Name:	Niyousha Zarinpour
	Title:	Authorized Signer

CREDIT SUISSE TORONTO BRANCH, as a Canadian Lender
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Steve W. Fuh
	Name:	Steve W. Fuh
	Title:	Vice President
Fourth Amendment to Credit Agreement

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender
By:	/s/ Robert A. Johnston
	Name:	Robert A. Johnston
	Title:	Director

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

ROYAL BANK OF CANADA, as a Canadian Lender
By:	/s/ Debra A. Giles
	Name:	Debra A. Giles
	Title:	Authorized Signatory

SOCIETE GENERALE (CANADA BRANCH), as a Canadian Lender
By:	/s/ Benoit Desmarais
	Name:	Benoit Desmarais
	Title:	Managing Director

By:	/s/ Paul Primavesi
	Name:	Paul Primavesi
	Title:	Vice President
Fourth Amendment to Credit Agreement

UBS AG CANADA BRANCH, as a Canadian Lender
By:	/s/ Amy Fung
	Name:	Amy Fung
	Title:	Director

By:	/s/ Stephen Gerry
	Name:	Stephen Gerry
	Title:	Director

Fourth Amendment to Credit Agreement